EXHIBIT 10.29

AGREEMENT REGARDING OMNIBUS AMENDMENT NO. 3 AGREEMENT

This Agreement Regarding Omnibus Amendment No. 3 Agreement (this “Agreement”) is dated as of January 22, 2024 (the “Effective Date”) and entered into by Astra Space, Inc., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereto (together with the Company and each other subsidiary of the Company from time to time, collectively, the “Note Parties” and each a “Note Party”), and each of the undersigned Holders (as defined below).

WHEREAS, on November 21, 2023, the Note Parties, JMCM Holdings LLC (“JMCM”), SherpaVentures Fund II, LP (“ACME Fund II”), Chris Kemp, through the Chris Kemp Living Trust dated February 10, 2023 (the “Kemp Trust”), and Adam London (“Dr. London” and collectively with the Kemp Trust, JMCM and ACME Fund II, the “Holders”) executed Omnibus Amendment No. 3 Agreement (the “Omnibus Amendment No. 3”), which further amended that certain Securities Purchase Agreement dated as of August 4, 2023 (as amended by the Reaffirmation Agreement and Omnibus Amendment Agreement dated as of November 6, 2023, the Limited Waiver and Consent and Omnibus Amendment No. 2 Agreement dated as of November 17, 2023 and as further amended by the Omnibus Amendment No. 3, the “Financing Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Financing Agreement.

WHEREAS, pursuant to Section 4(cc) of the Financing Agreement, the Company agreed to use reasonable best efforts to cause to, as promptly as practicable, and in any case no later than the earlier to occur of (i) one hundred eighty days (180 days) after November 6, 2023, or (ii) the Stockholder Meeting to cause to be presented to the Company’s stockholders for the approval at such meeting, and recommend the approval of the Requisite Stockholder Approvals.

WHEREAS, the Requisite Stockholder Approvals means the Requisite 5635(b) Stockholder Approval and the Requisite 5635(d) Stockholder Approval.

WHEREAS, pursuant to Nasdaq Listing Rule 5635(c), stockholder approval is also required with respect to the issuance of shares of Common Stock pursuant to the Notes and the Warrants to the Kemp Trust and Dr. London (the “Requisite 5635(c) Stockholder Approval”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Requisite Stockholder Approvals. The Requisite Stockholder Approvals shall include, in addition to the Requisite 5635(b) Stockholder Approval and the Requisite 5635(d) Stockholder Approval, the Requisite 5635(c) Stockholder Approval, and each of the Requisite Stockholder Approvals shall be presented as separate proposals in the Company’s proxy statement.

2.
Reference to and Effect on the Transaction Documents. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any Transaction Document or of any right, power or remedy of any Holder under any Transaction Document, nor constitute a waiver of any provision of any of the Transaction Documents.

3.
Incorporation of Terms. The provisions of Section 9(a) (Governing Law; Jurisdiction; Jury Trial.) through Section 9(c) (Headings; Gender; Interpretation.) of the Note shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

4.
Counterparts. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement, as applicable.

[Remainder of the page left intentionally blank. Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the Effective Date:

HOLDERS:

JMCM HOLDINGS LLC

By:

/s/ Baldo Fodera

Name: Baldo Fodera

Title: Manager

SHERPAVENTURES FUND II, LP

By: SherpaVentures Fund II GP, LLC, Its

General Partner

By:

/s/ Brian Yee

Name: Brian Yee

Title: Partner

ADAM P. LONDON

/s/ Adam London

Adam P. London

CHRIS KEMP LIVING TRUST,

DATED FEBRUARY 10, 2021

By:

/s/ Chris Kemp

Name: Chris C. Kemp

Title: Trustee

MH ORBIT LLC

By: /s/ Baldo Fodera_____________________

Name: Baldo Fodera

Title: Manager

RBH VENTURES ASTRA SPV, LLC

By: RBH Ventures, Ltd., Its: Manager

By: Synchronicity Holdings, LLC,

general partner of the Manager

By: /s/ Robert Bradley Hicks______________

Name: Robert Bradley Hicks

Title: Managing Member

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the Effective Date.

NOTE PARTIES:

ASTRA SPACE, INC.

By:

/s/ Axel Martinez

Name:

Axel Martinez

Title:

Chief Financial Officer

ASTRA SPACE OPERATIONS, LLC

By:

/s/ Axel Martinez

Name:

Axel Martinez

Title:

Chief Financial Officer

APOLLO FUSION, LLC

By:

/s/ Axel Martinez

Name:

Axel Martinez

Title:

Chief Financial Officer

INDIGO SPACE, LLC

By:

/s/ Axel Martinez

Name:

Axel Martinez

Title:

Chief Financial Officer

ASTRA SPACE PLATFORM HOLDINGS LLC

By:

/s/ Axel Martinez

Name: Axel Martinez

Title: Chief Financial Officer

ASTRA SPACE PLATFORM SERVICES LLC

By:

/s/ Axel Martinez

Name: Axel Martinez

Title: Chief Financial Officer

ASTRA EARTH OPERATIONS LLC

By:

/s/ Axel Martinez

Name: Axel Martinez

Title: Chief Financial Officer

ASTRA SPACECRAFT ENGINES, INC.

By:

/s/ Axel Martinez

Name: Axel Martinez

Title: Chief Financial Officer

ASTRA SPACE TECHNOLOGIES HOLDINGS, INC.

By: /s/ Axel Martinez___________________
Name: Axel Martinez
Title: Chief Financial Officer